UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2013

SANTARUS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3611 Valley Centre Drive, Suite 400, San Diego, California 92130

(Address of Principal Executive Offices) (Zip Code)

(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 22, 2013, Santarus, Inc. (the “Company”) entered into amended and restated employment agreements with each of its executive officers, each effective as of such date.

In addition to memorializing the current respective base salaries, the agreements were amended to change the bonus formulation used in determining severance payments from using a three-year average (which for all officers except the CEO was prorated to the date of termination) to using the executive officer’s full target bonus for the year of termination. The agreements were amended in order to be more comparable to practices of peer companies.

Each of the foregoing employment agreements will be filed by the Company as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending March 31, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.

Date: March 26, 2013	By:	/s/ Gerald T. Proehl
	Name:	Gerald T. Proehl
	Title:	President and Chief Executive Officer